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                                                                     Rule 497(d)
                                                      Registration No. 333-13087

        Supplement Dated January 21, 2000 to Prospectus Dated May 3, 1999

                           SUN LIFE CORPORATE VUL-SM-
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY
                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     Effective January 21, 2000, the Fidelity VIP Equity-Income Portfolio, which had been discontinued as a Sub-Account option under the Policy, will be re-opened to new Premium Payments and transfers of Account Value to all policyowners.

     This Supplement updates certain information in the Prospectus at the pages referenced below. Please read it and keep it with your Prospectus for future reference.

     PAGE 8 - The first sentence under the heading "The Funds" is amended by deleting the number 31 and inserting the number 32.

     PAGE 9 - The list of available investment portfolios under the sub-heading "Fidelity Variable Insurance Products Fund" is amended by the addition of the VIP Equity-Income Portfolio.

     PAGE 10 - The list of Funds under the heading "Discontinued Funds" is amended by deleting Fidelity VIP Equity-Income Portfolio.

     PAGE 11 - The first sentence of the second paragraph under the heading "Discontinued Funds" is deleted in its entirety and replaced with the following:
"If you had Account Value allocated to a Sub-Account which invests in the first Fund listed above as of May 1, 1999, you may maintain your existing allocations, but may not allocate any additional net premium payments or make any future transfers to that Sub-Account."